RELATED PARTY TRANSACTIONS, Related Party Loans (Details) - Sponsor, Affiliate of Sponsor, or Certain Company Officers and Directors [Member] - CIK 0001846136 Riverview Acquisition Corp - Working Capital Loans [Member] - USD ($)
	Jun. 30, 2022	Dec. 31, 2021
Related Party Loans [Abstract]
Loans that can be converted into Warrants at lenders' discretion	$ 1,500,000	$ 1,500,000
Conversion price (in dollars per share)	$ 1.00	$ 1.00
Notes payable, related parties	$ 0	$ 0